UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2007
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51481	13-3986004
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 West Main Street, Suite 201,
Irvington, New York	10533
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
On June 14, 2007, the Registrant issued a press release providing an update on the development of the Registrant’s MelaFind® product at the Needham & Co. Biotechnology and Medical Technology Conference in New York. A copy of the press release is furnished as Exhibit 99.1 to this report. Exhibit 99.1 is furnished to, but not filed with, the Securities and Exchange Commission. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01 — Financial Statements and Exhibits
     (b) Exhibits.

Exhibit
Number	Description
99.1	Press Release of the Registrant dated June 14, 2007 providing MelaFind® development update

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: June 14, 2007	By:	/s/ Joseph V. Gulfo
President & Chief Executive Officer
(Principal Executive Officer)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of the Registrant dated June 14, 2007 providing MelaFind® development update

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